UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4049

DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	3/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2007

Semiannual Report
to Shareholders

DWS GNMA Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2007

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is .57% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the periods prior to its inception July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS GNMA Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares converted into Class S shares on July 14, 2006.

Average Annual Total Returns as of 3/31/07
DWS GNMA Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	2.94%	5.86%	3.55%	4.27%	5.49%
Lehman Brothers GNMA Index+	2.98%	6.23%	4.00%	4.80%	6.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/07	$ 14.72
9/30/06	$ 14.67
Distribution Information: Six Months as of 3/31/07: Income Dividends	$ .37
March Income Dividend	$ .0610
SEC 30-day Yield*	4.95%
Current Annualized Distribution Rate*	4.97%
* The SEC yield is net investment income per share earned over the month ended March 31, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.91% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.93% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 3/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	61	15
3-Year	8	of	60	14
5-Year	18	of	56	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares.

Growth of an Assumed $10,000 Investment
[] DWS GNMA Fund — Class S [] Lehman Brothers GNMA Index+

Yearly periods ended March 31
Comparative Results as of 3/31/07
DWS GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,586	$11,104	$12,328	$17,071
	Average annual total return	5.86%	3.55%	4.27%	5.49%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,623	$11,249	$12,640	$18,312
	Average annual total return	6.23%	4.00%	4.80%	6.24%

The growth of $10,000 is cumulative.

+ The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2006 to March 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2007
Actual Fund Return	Class S
Beginning Account Value 10/1/06	$ 1,000.00
Ending Account Value 3/31/07	$ 1,029.40
Expenses Paid per $1,000*	$ 2.83
Hypothetical 5% Fund Return	Class S
Beginning Account Value 10/1/06	$ 1,000.00
Ending Account Value 3/31/07	$ 1,022.14
Expenses Paid per $1,000*	$ 2.82
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Class S
DWS GNMA Fund	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Managers William Chepolis and Matthew MacDonald discuss market conditions and investment strategy during the fund's most recent semiannual period ended March 31, 2007.

Q: Could you describe the investing environment for mortgage securities over the six-month period ended March 31, 2007?

A: Early in the period, the bond market appeared to anticipate a move to ease interest rates, despite the US Federal Reserve Board's (the Fed's) reiteration of concerns over inflation at this point in the business cycle. In particular, market participants focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. The expectation of Fed easing was reflected in a yield curve that was actually inverted between two and 10 years, with shorter maturities providing higher yields than longer maturities.1

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

In the first quarter of 2007 inflationary expectations picked up. There was still data indicating the economy was softening, consumers were retrenching and housing was hitting a rough patch. However, other figures indicated that businesses and manufacturers were positive in their outlooks. In addition, there was talk from the Fed that the economy was rebounding, and that controlling inflation continued to be its principal focus. While Chairman Bernanke is viewed as an inflation hawk, the market seemed to be a bit surprised at the focus on inflation in light of some of the worrisome signs in housing. Finally, there was a rebound in commodity prices, which had eased over the prior quarter. The pickup in inflationary concerns was reflected in a resteepening of the yield curve between two and 10 years, as longer-term US Treasuries yields began to reflect the possible impact of inflation on fixed returns. For the full six-month period, the two-year US Treasury note yield fell 11 basis points to 4.57%, while the 10-year Treasury yield rose one basis point to 4.64%.2

2 One basis point equals .01%.

In managing the fund, we monitor mortgage refinancing activity closely as this is a good indicator of the fund's exposure to prepayment risk.3 Managing this prepayment risk helps us maximize the potential returns we look to pay out in the form of dividends to shareholders. For most of the period, the refinancing index, which indicates the number of mortgage refinance applications being filed week to week, remained at moderate levels. This was one of the reasons we invested a higher percentage of the fund in higher-coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages, and often return less due to high prepayment rates).4

3 Prepayment risk — In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investments, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. [Source: Mutual Fund Education Alliance]
4 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q: How did the fund perform in this environment?

A: For the six months ended March 31, 2007, the fund's Class S shares posted a 2.94% total return, compared with the 2.98% return of its benchmark, the Lehman Brothers GNMA Index.5 (Past performance is no guarantee of future results. Please see pages 4 through 6 for more complete performance information.) The fund's return outperformed the 2.57% return of its average peer in the Lipper GNMA Funds category.6 At the close of the period, the fund's duration (a measure of interest rate sensitivity based on when investors can expect payments of principal and interest from a bond) stood at 3.80 years, compared with 3.73 years for the Lehman Brothers GNMA Index.

5 The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
6 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. For the 1-, 3- and 5-year periods this category's average was 5.29% (61 funds), 2.98% (60 funds) and 4.00% (56 funds), respectively, as of 3/31/07. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Can you give us an overview of how you manage the fund?

A: The fund seeks to produce a high level of income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.7 We will adjust the fund's US Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

7 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together our GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing our holding yield.

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are inexpensive relative to the Lehman Brothers GNMA Index.

Q: What were the fund's primary strategies during the period?

A: We maintained a fairly high allocation to GNMA securities throughout the period. This reflected our view that GNMAs continued to offer attractive yields relative to US Treasury issues, and that a backdrop of relative interest rate stability would be favorable to GNMAs. At the close of the period, GNMA securities provided a yield advantage versus equivalent maturity US Treasuries of 100 to 150 basis points. Our exposure to US Treasuries was roughly 0.1% at the end of the period, as we viewed GNMAs to have better performance potential going forward.

Given a backdrop of reasonably strong growth, we chose to maintain our emphasis on higher-coupon mortgages, as we viewed the risk/return trade-off as favoring these issues relative to lower coupons. In short, we expected relatively high interest rates along with a slowing housing market to translate into modest prepayment risk for higher-coupon issues and thereby enable the fund to earn a consistent level of attractive income. This helped performance over the period as the relatively narrow range of interest rate movements and the Fed's continued talk of inflation vigilance provided a good environment for holding fuller coupons.

We had significant exposure to the 15-year GNMA segment based on our view of its relative valuation. This worked well for the fund as these issues performed in line with or slightly better than the 30-year segment while entailing less risk. Finally, returns benefited from our decision to invest the fund's cash position in floating-rate collateralized mortgage obligations that provided a spread versus short-term rates.

Some of the pools that we found especially attractive based on their more predictable cash flows were not favored by market participants, and this constrained performance to a degree. In particular, we have focused on pools with smaller underlying loans that should be less responsive to interest rate changes. We think this strategy has great potential going forward with congressional talk of raising the average loan size that the government-sponsored enterprises (GSEs) Freddie Mac and Fannie Mae can guarantee. If the GSE loan limits are boosted to $600,000 from the current $400,000, the lower pre-payment rate on these low-balance pools should be more highly valued in the market.

For the period, we maintained the fund's overall duration relatively close to that of the mortgage-backed securities (MBS) market. This hindered our relative performance modestly, as many of our peers shortened durations as rates backed up late in the period.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy generally entails little risk to principal and can help reduce exposure to prepayments while providing a boost to the fund's potential income. The attractiveness of this strategy depends on the production of mortgage-backed securities relative to the demand for them among Wall Street firms who structure collateralized mortgage obligations. These two factors can create a dynamic where there is a short-term demand for mortgages which will not be created until one or two months ahead. This drives the current price higher and the contract price downward, creating an opportunity for MBS investors to benefit from dollar rolls. For much of the period, this spread was narrow and the environment unfavorable for rolling securities. This held back performance, as we are usually able to add several basis points a quarter through this strategy. We are currently dollar-rolling about 19% of the fund's assets, well below our upper limit of 30%.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. However, the value of GNMAs issued recently with coupons that reflect lower prevailing rates may experience a greater price decline if market interest rates rise, as their duration and interest rate risk increase. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

Q: How do you assess the economic environment for mortgage securities at present?

A: We are watching the housing market and interest rate environment closely as we seek to maintain an attractive dividend for investors. GNMAs and most mortgage-backed securities tend to do best in an environment of relatively stable interest rates. Sharply falling rates promote rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows, while rapid upward movement in rates makes the yields on current coupon issues less attractive, while also extending durations and increasing interest rate risk.

We hold GNMAs and government-sponsored MBS in the fund and so are not concerned about the creditworthiness of our holdings. We are, however, focused on the potential impact of lower-rated MBS and borrowers on the fixed-income markets as a whole. We are currently positioned more heavily in higher coupons, but we will consider moving into lower coupons and other structures resistant to prepayment if we believe that the weakness in the subprime loan market is encouraging the Fed to lower rates.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward. We believe the fund remains suitable for investors seeking a high level of income.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Sector Diversification*	3/31/07	9/30/06

Government National Mortgage Association	90%	92%
US Government Agency Sponsored Pass-Throughs	6%	—
Cash Equivalents	4%	4%
US Treasury Obligations	—	4%
	100%	100%
GNMA Coupons**	3/31/07	9/30/06

4.5%-6.0%	61%	57%
6.5%-7.0%	34%	37%
7.5%-8.0%	4%	5%
Greater than 8.0%	1%	1%
	100%	100%
Effective Maturity**	3/31/07	9/30/06

Less than 5 years	10%	13%
5-8 years	82%	79%
Greater than 8 years	8%	8%
	100%	100%
* Excludes Securities Lending Collateral
** Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Government National Mortgage Association 98.8%
Government National Mortgage Association:
4.5%, with various maturities from 11/15/2017 until 8/15/2018	14,400,366	14,036,862
5.0%, with various maturities from 5/20/2019 until 12/15/2036 (a) (f)	412,241,864	400,888,316
5.5%, with various maturities from 7/20/2013 until 6/20/2036 (a) (f)	1,049,262,284	1,043,715,293
6.0%, with various maturities from 8/15/2008 until 1/20/2037 (f)	646,222,578	655,403,119
6.5%, with various maturities from 3/15/2008 until 12/15/2036 (f)	239,034,485	245,214,349
7.0%, with various maturities from 4/15/2008 until 9/15/2036	45,961,367	47,966,486
7.5%, with various maturities from 6/15/2008 until 1/15/2037	49,649,715	51,809,223
8.0%, with various maturities from 4/15/2008 until 9/15/2032	10,500,667	11,143,500
8.5%, with various maturities from 7/15/2008 until 1/15/2031	1,007,895	1,084,441
9.0%, with various maturities from 2/15/2020 until 7/15/2030	1,498,064	1,620,653
10.5%, with various maturities from 10/20/2016 until 1/20/2021	504,421	563,151
11.5%, with various maturities from 4/15/2013 until 2/15/2016	129,066	144,036
12.0%, with various maturities from 12/15/2012 until 7/15/2015	438,472	489,932
12.5%, with various maturities from 5/15/2010 until 8/15/2015	267,549	297,014
13.0%, 5/15/2015	6,214	6,985
13.5%, with various maturities from 11/15/2012 until 9/15/2014	61,212	69,074
14.0%, 7/15/2011	28,437	32,072
14.5%, 10/15/2014	35,092	40,151
15.0%, 10/15/2012	27,655	31,677
16.0%, 2/15/2012	20,503	23,692
Total Government National Mortgage Association (Cost $2,497,179,378)		2,474,580,026

Collateralized Mortgage Obligations 9.3%
Government National Mortgage Association:
"CO", Series 2002-76, Principal Only, Zero Coupon, 3/22/2032	2,568,239	1,425,610
"1", Series 1, Principal Only, Zero Coupon, 7/20/2034	3,058,170	2,323,231
"SU", Series 2004-30, Interest Only, 1.88%***, 2/20/2032	33,743,964	1,488,844
"AD", Series 2005-41, 4.5%, 5/20/2035	8,205,915	7,788,562
"A", Series 2005-80, 5.0%, 10/20/2031	17,584,479	17,406,684
"GD", Series 2004-26, 5.0%, 11/16/2032	21,000,000	20,216,034
"PH", Series 2004-80, 5.0%, 7/20/2034	11,000,000	10,417,650
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,260,148	2,847,905
"TZ", Series 2003-85, 5.5%, 10/20/2033	6,031,075	5,708,098
"PC", Series 2007-2, 5.5%, 6/20/2035	11,510,346	11,405,966
"Z", Series 2005-96, 5.5%, 12/16/2035	6,987,043	6,647,174
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,908,980
"FP", Series 2005-61, 5.54%*, 8/16/2035	36,557,412	36,227,645
"FM", Series 2004-80, 5.62%*, 7/20/2034	30,000,000	30,317,499
"ZB", Series 2005-65, 6.0%, 9/20/2032	23,170,777	23,733,477
"PB", Series 2005-92, 6.0%, 12/20/2035	8,000,000	8,170,216
"FP", Series 2003-67, 6.22%*, 8/20/2033	14,971,875	16,017,985
"K", Series 2001-35, 6.45%, 10/26/2023	8,599,662	8,791,288
"VB", Series 2002-49, 6.5%, 8/20/2017	7,267,580	7,280,374
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	19,005,303	3,924,173
"ST", Series 2004-71, 7.0%, 9/20/2034	7,431,392	7,660,855
Total Collateralized Mortgage Obligations (Cost $232,615,080)		234,708,250

US Government Agency Sponsored Pass-Throughs 6.9%
Federal Home Loan Mortgage Corp.:
4.775%*, 1/1/2035	25,505,435	25,319,574
5.5%*, 2/1/2037	23,805,158	23,930,124
5.779%*, 12/1/2036	12,213,262	12,302,833
5.867%*, 1/1/2037	23,740,274	23,965,314
5.868%*, 12/1/2036	9,931,269	10,008,494
Federal National Mortgage Association:
5.73%*, 3/1/2037 (g)	18,000,000	18,177,891
5.857%*, 9/1/2036	11,103,471	11,213,289
5.896%*, 1/1/2037	24,568,127	24,861,224
5.98%*, 12/1/2036	22,048,647	22,346,524
Total US Government Agency Sponsored Pass-Throughs (Cost $171,584,579)		172,125,267

US Treasury Obligations 0.1%
US Treasury Bill, 4.97%**, 4/19/2007 (b) (Cost $1,306,745)	1,310,000	1,306,745

	Shares	Value ($)

Securities Lending Collateral 2.6%
Daily Assets Fund Institutional, 5.35% (c) (d) (Cost $64,420,943)	64,420,943	64,420,943

Cash Equivalents 4.5%
Cash Management QP Trust, 5.33% (e) (Cost $113,230,981)	113,230,981	113,230,981
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,080,337,706)+	122.2	3,060,372,212
Other Assets and Liabilities, Net	(22.2)	(555,590,309)
Net Assets	100.0	2,504,781,903
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
*** These securities are shown at their current rate as of March 31, 2007.
+ The cost for federal income tax purposes was $3,080,462,796. At March 31, 2007, net unrealized depreciation for all securities based on tax cost was $20,090,584. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,073,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,163,734.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2007 amounted to $62,931,445 which is 2.5% of net assets.
(b) At March 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Mortgage dollar rolls included.
(g) When-issued security.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage securities which are interests in separate pools of mortgages. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At March 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year US Treasury Note	6/20/2007	389	42,120,276	42,060,625	(59,651)

At March 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	6/20/2007	98	10,638,827	10,596,250	42,577

At March 31, 2007, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options GNSF Call Option	30,000,000	5/14/2007	100.3	(28,125)
GNSF Call Option	30,000,000	4/12/2007	97.7	(16,113)
GNSF Call Option	30,000,000	4/12/2007	99.7	(42,188)
GNSF Call Option	60,000,000	5/14/2007	99.8	(140,625)
GNSF Call Option	30,000,000	6/13/2007	97.8	(15,820)
Total Written Options (Premiums received $740,625)				(242,871)

GNSF: Government National Single Family

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,902,685,782) — including $62,931,445 of securities loaned	$ 2,882,720,288
Investment in Cash Management QP Trust (cost $113,230,981)	113,230,981
Investment in Daily Assets Fund Institutional (cost $64,420,943)*	64,420,943
Total investments in securities, at value (cost $3,080,337,706)	3,060,372,212
Cash	53,875
Receivable for investments sold	247,509,154
Interest receivable	13,948,116
Receivable for Fund shares sold	346,863
Other assets	49,671
Total assets	3,322,279,891
Liabilities
Payable for investments purchased	230,426,914
Payable for investments purchased — mortgage dollar rolls	500,954,673
Payable for when-issued securities	18,252,381
Payable upon return of securities loaned	64,420,943
Payable for Fund shares redeemed	913,853
Options written, at value (premium received $740,625)	242,871
Payable for variation margin on open futures contracts	36,375
Accrued management fee	652,983
Other accrued expenses and payables	1,596,995
Total liabilities	817,497,988
Net assets, at value	$ 2,504,781,903
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2007 (Unaudited) (continued)
Net Assets
Net assets consist of: Undistributed net investment income	12,810,918
Net unrealized appreciation (depreciation) on: Investments	(19,965,494)
Futures	(17,074)
Written options	497,754
Accumulated net realized gain (loss)	(199,243,135)
Paid-in capital	2,710,698,934
Net assets, at value	$ 2,504,781,903
Net Asset Value
Class S Net Asset Value, offering and redemption price(a) per share ($2,504,781,903 ÷ 170,128,713 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.72
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2007 (Unaudited)
Investment Income
Income: Interest	$ 65,736,748
Interest — Cash Management QP Trust	2,758,244
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,811
Total Income	68,504,803
Expenses: Management fee	4,049,635
Administration fee	1,285,598
Services to shareholders	1,729,217
Custodian fee	1,945
Auditing	31,432
Legal	20,312
Trustees' fees and expenses	47,022
Reports to shareholders	89,391
Registration fees	22,890
Other	147,589
Total expenses before expense reductions	7,425,031
Expense reductions	(260,482)
Total expenses after expense reductions	7,164,549
Net investment income	61,340,254
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	4,522,300
Futures	20,107
Written options	1,153,123
5,695,530
Net unrealized appreciation (depreciation) during the period on: Investments	5,844,828
Futures	875,971
Written options	504,785
7,225,584
Net gain (loss) on investment transactions	12,921,114
Net increase (decrease) in net assets resulting from operations	$ 74,261,368

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2007 (Unaudited)	Year Ended September 30, 2006
Operations: Net investment income	$ 61,340,254	$ 132,741,467
Net realized gain (loss) on investment transactions	5,695,530	(32,185,799)
Net unrealized appreciation (depreciation) during the period on investment transactions	7,225,584	(3,504,121)
Net increase (decrease) in net assets resulting from operations	74,261,368	97,051,547
Distributions to shareholders from: Net investment income: Class AARP	—	(98,285,325)
Class S	(63,893,134)	(42,873,631)
Fund share transactions: Proceeds from shares sold	23,890,612	62,560,655
Reinvestment of distributions	42,020,515	92,604,816
Cost of shares redeemed	(216,051,388)	(697,725,124)
Redemption fees	1,515	14,381
Net increase (decrease) in net assets from Fund share transactions	(150,138,746)	(542,545,272)
Increase (decrease) in net assets	(139,770,512)	(586,652,681)
Net assets at beginning of period	2,644,552,415	3,231,205,096
Net assets at end of period (including undistributed net investment income of $12,810,918 and $15,363,798 respectively)	$ 2,504,781,903	$ 2,644,552,415

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S Years Ended September 30,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 14.67	$ 14.86	$ 15.14	$ 15.26	$ 15.44	$ 15.32
Income (loss) from investment operations: Net investment income[b]	.35	.66	.61	.49	.48	.72
Net realized and unrealized gain (loss) on investment transactions	.07	(.14)	(.21)	.00***	(.02)	.23
Total from investment operations	.42	.52	.40	.49	.46	.95
Less distributions from: Net investment income	(.37)	(.71)	(.68)	(.61)	(.64)	(.83)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 14.72	$ 14.67	$ 14.86	$ 15.14	$ 15.26	$ 15.44
Total Return (%)	2.94c**	3.47[c]	2.77	3.31[c]	3.01	6.47
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,505	2,645	283	330	368	455
Ratio of expenses before expense reductions (%)	.58*	.62	.60	.68	.70	.70
Ratio of expenses after expense reductions (%)	.56*	.59	.60	.64	.70	.70
Ratio of net investment income (%)	4.77*	4.55	4.05	3.25	3.13	4.76
Portfolio turnover rate (%)[d]	183*	81	105	206	281	351
[a] For the six months ended March 31, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The annualized portfolio turnover rates including mortgage dollar roll transactions were 404%, 289%, 300%, 302%, 499% and 384% for the periods ended March 31, 2007, September 30, 2006, 2005, 2004, 2003, 2002, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2006, the Fund had a net tax basis capital loss carryforward of approximately $171,426,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2007 ($9,280,000), September 30, 2008 ($99,967,000), September 30, 2012 ($34,927,000), September 30, 2013 ($5,724,000) and September 30, 2014 ($21,528,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In addition, from November 1, 2005 through September 30, 2006, the Fund incurred approximately $34,278,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2007, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $2,695,855,355 and $2,928,341,255, respectively. Purchases and sales of US Treasury obligations aggregated $101,625,102 and $221,864,250, respectively. Purchases and sales of mortgage dollar rolls aggregated $3,362,778,243 and $3,381,965,471, respectively.

For the six months ended March 31, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	30,000,000	$ 98,438
Options written	450,000,000	1,891,403
Options closed	(60,000,000)	(213,281)
Options expired	(210,000,000)	(871,873)
Options exercised	(30,000,000)	(164,062)
Outstanding, end of period	180,000,000	$ 740,625

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rate:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the six months ended March 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of .315% of the Fund's average daily net assets.

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of Class S shares at 0.56% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2007, the Advisor received an Administration Fee of $1,285,598 of which $214,660 is unpaid.

Service Provider Fees. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, is the transfer-agent, dividend-paying agent and shareholder service agent for Class S of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SSC and DST Systems, Inc. ("DST"), DWS-SSC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SSC compensates DST out of the shareholder servicing fee it receives from the Fund. Effective April 1, 2007, DWS-SSC merged with DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the current transfer agency agreement for the Fund, except for the named transfer agent. For the six months ended March 31, 2007, the amounts charged to the Fund by DWS-SSC for transfer agency services aggregated $1,485,257, of which $260,337 was waived and $492,064 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,920, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2007, the Fund's custodian fees were reduced by $145 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP*	—	$ —	2,735,683	$ 40,234,494
Class S	1,622,634	23,890,612	1,523,724	22,326,161
		$ 23,890,612		$ 62,560,655
Shares issued to shareholders in reinvestment of distributions
Class AARP*	—	$ —	4,294,003	$ 62,991,978
Class S	2,862,895	42,020,515	2,032,647	29,612,838
		$ 42,020,515		$ 92,604,816
Shares redeemed
Class AARP*	—	$ —	(34,737,020)	$ (509,432,744)
Class S	(14,683,793)	(216,051,388)	(12,926,284)	(188,292,380)
		$ (216,051,388)		$ (697,725,124)
Shares converted*
Class AARP	—	$ —	(170,340,123)	$ (2,455,428,638)
Class S	—	—	170,635,644	2,455,428,638
		$ —		$ —
Redemption fees		$ 1,515		$ 14,381
Net increase (decrease)
Class AARP*	—	$ —	(198,047,457)	$ (2,861,624,712)
Class S	(10,198,264)	(150,138,746)	161,265,731	2,319,079,440
		$ (150,138,746)		$ (542,545,272)
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed by July 14, 2006 and Class AARP shares are no longer offered.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SGINX
Fund Number	2393

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 29, 2007